Priority Technology Holdings, Inc. Supplemental Slides for the Fourth Quarter 2020 Earnings Call March 17, 2021

Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “outlook” or words of similar meaning. These forward- looking statements include, but are not limited to, expected timing of the closing of Priority Technology Holdings, Inc.'s ("Priority", "we", "our", or "us") merger with Finxera Holdings, Inc. ("Finxera") and our 2021 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 30, 2020. These filings are available online at www.sec.gov or www.PRTH.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward- looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. 1

Fourth Quarter Highlights 2 • Revenue of $106.1 million increased 8.1% from $98.2 million in 2019 • Gross profit of $32.5 million increased 3.2% from $31.4 million in 2019 • Gross profit margin of 30.6% decreased 144 basis points from 32.0% in 2019 • Income from operations of $6.2 million increased 489.3% from $1.1 million in 2019 • Adjusted EBITDA of $18.2 million increased 12.7% from $16.2 million in 2019 • Net debt of $372.8 million increased $2.4 million from $370.4 million at end of third quarter 2020 • Net leverage ratio of 5.85x decreased from 6.16x at end of third quarter 2020 Revenue, Gross Profit and Adjusted EBITDA by Quarter throughout 2020 (dollars in millions)

Fourth Quarter Highlights (Excluding RentPayment) 3 • Revenue of $106.2 million increased 12.3% from $94.5 million in 2019 • Gross profit of $32.5 million increased 15.5% from $28.2 million in 2019 • Gross profit margin of 30.6% increased 84 basis points from 29.8% in 2019 • Adjusted EBITDA of $18.3 million increased 35.2% from $13.6 million in 2019 Revenue, Gross Profit and Adjusted EBITDA by Quarter, excluding RentPayment, throughout 2020 (dollars in millions)

Fourth Quarter 2020 and 2019 (With and Without RentPayment) 4 Consolidated RentPayment(1) Excl RentPayment Consolidated RentPayment Excl RentPayment Revenues $ 106,091 $ (76) $ 106,167 $ 98,183 $ 3,636 $ 94,547 Operating Expenses: Costs of services 73,641 (7) 73,648 66,742 362 66,380 Salary and employee benefits 9,812 23 9,789 10,291 441 9,850 Depreciation and amortization 9,889 - 9,889 10,329 1,208 9,121 Selling, general and administrative 6,520 (113) 6,633 9,764 1,935 7,829 Total operating expenses 99,862 (97) 99,959 97,126 3,946 93,180 Income (loss) from operations $ 6,229 $ 21 $ 6,208 $ 1,057 $ (310) $ 1,367 Adjusted EBITDA $ 18,233 $ (98) $ 18,331 $ 16,181 $ 2,621 $ 13,560 (1) RentPayment activity in the fourth quarter of 2020 relates to finalization of pre-sale operations. (in thousands) Fourth Quarter 2020 Fourth Quarter 2019

5 Full Year 2020 and 2019 (With and Without RentPayment) Consolidated RentPayment Excl RentPayment Consolidated RentPayment Excl RentPayment Revenues $ 404,342 $ 12,042 $ 392,300 $ 371,854 $ 11,694 $ 360,160 Operating Expenses: Costs of services 277,374 1,362 276,012 252,569 1,166 251,403 Salary and employee benefits 39,507 1,649 37,858 42,214 882 41,332 Depreciation and amortization 40,775 3,668 37,107 39,092 4,031 35,061 Selling, general and administrative 25,825 3,538 22,287 30,795 3,340 27,455 Total operating expenses 383,481 10,217 373,264 364,670 9,419 355,251 Income from operations $ 20,861 $ 1,825 $ 19,036 $ 7,184 $ 2,275 $ 4,909 Adjusted EBITDA $ 70,333 $ 8,221 $ 62,112 $ 58,904 $ 9,216 $ 49,688 Twelve Months Ended December 31, 2020 Twelve Months Ended December 31, 2019 (in thousands)

Revenue • Consumer Payments increased 15.3% to $100.8 million from $87.4 million • Commercial Payments decreased 39.8% to $3.9 million from $6.5 million  CPX decreased 6.0% to $1.5 million from $1.6 million  Managed Services decreased 50.8% to $2.4 million from $4.9 million • Integrated Partners decreased 67.2% to $1.4 million from $4.3 million  PRET decreased 77.3% to $0.8 million from $3.7 million Revenue Growth (Decline) by Segment Q4 2020 Revenue of $106.1 million increased 8.1% from $98.2 million in 2019 (dollars in millions) 6

Key Growth Contributors Specialized Merchant Acquiring was a Key Contributor to Q4 2020 Revenue Growth Strong Sustained 2020 Growth Momentum in e-Commerce (dollars in millions) (dollars in millions) Revenue Gross Profit • Merchant count ended the year at 2,537  Over 1,950 net new merchants added during 2020 • Revenue of $11.4 million increased from $1.6 million in 2019 • Gross Profit of $7.3 million increased from $0.9 million in 2019 7

• New Merchant Boards remain strong despite the economic impact of COVID  Historically, monthly new merchant boards average in the range of 4,500 - 5,000  First quarter averaged 5,139 in 2020 and 4,544 in 2019  Second quarter averaged 4,389 in 2020 and 4,467 in 2019  Third quarter averaged 4,638 in 2020 and 4,774 in 2019  Fourth quarter averaged 4,286 in 2020 and 4,389 in 2019 New Merchant Boards New Merchant Boards Remained Strong Throughout 2020 Monthly New Merchant Boards Throughout 2020 8

Fourth Quarter Full Year 2020 2019 Variance 2020 2019 Variance Consumer Payments: Merchant bankcard processing dollar value 11,070.9$ 10,752.5$ 3.0% 41,703.7$ 42,303.9$ -1.4% Merchant bankcard transaction volume 120.3 129.2 -6.8% 455.2 511.9 -11.1% Average Ticket 91.99$ 83.24$ 10.5% 91.61$ 82.65$ 10.8% Commercial Payments: Merchant bankcard processing dollar value 53.8$ 75.6$ -28.9% 249.0$ 312.3$ -20.3% Merchant bankcard transaction volume 0.0 0.0 15.2% 0.1 0.1 -9.0% Average Ticket 1,833.08$ 2,970.26$ -38.3% 2,510.02$ 2,864.98$ -12.4% Integrated Partners: Merchant bankcard processing dollar value 11.9$ 126.2$ -90.5% 364.1$ 386.1$ -5.7% Merchant bankcard transaction volume 0.1 0.5 -76.7% 1.3 1.4 -4.7% Average Ticket 109.56$ 269.98$ -59.4% 276.64$ 279.72$ -1.1% Total: Merchant bankcard processing dollar value 11,136.7$ 10,954.3$ 1.7% 42,316.7$ 43,002.3$ -1.6% Merchant bankcard transaction volume 120.5 129.7 -7.1% 456.7 513.3 -11.0% Average Ticket 92.43$ 84.48$ 9.4% 92.67$ 83.77$ 10.6% Amounts in millions, except Average Ticket Merchant Bankcard Volume Q4 2020 Merchant Bankcard volume of $11.1 billion increased 1.7% from $11.0 billion 9

Gross Profit • Consumer Payments increased 21.8% to $29.9 million from $24.5 million • Commercial Payments decreased 38.8% to $2.0 million from $3.3 million  CPX decreased 18.2% to $1.1 million from $1.3 million  Managed Services decreased 52.4% to $1.0 million from $2.0 million • Integrated Partners decreased 85.0% to $0.5 million from $3.6 million  PRET decreased 93.9% to $0.2 million from $3.3 million Gross Profit Growth (Decline) by Segment Q4 2020 Gross Profit of $32.5 million increased 3.2% from $31.4 million in 2019 (dollars in millions) 10

Operating Expenses • Salaries and employee benefits of $9.8 million decreased 4.7% from $10.3 million • Salaries and employee benefits decreased $1.0 million excluding non-cash compensation • SG&A of $6.5 million decreased 33.2% from $9.8 million in 2019 • SG&A decreased $0.1 million excluding non-recurring expenses • Depreciation and amortization decreased 4.3% to $9.9 million from $10.3 million Increase (Decrease) by Type Excluding non-cash compensation and non-recurring expenses Q4 2020 Operating Expenses of $26.2 million decreased 13.7% from $30.4 million in 2019 (dollars in millions) 11

Income from Operations • Consumer Payments increased 29.5% to $12.9 million from $9.9 million • Commercial Payments decreased $0.7 million to a loss of $0.5 million from $0.2 million • Integrated Partners increased $0.6 million to a loss of $0.1 million  Includes $(0.1) million in 2020 and $1.7 million in 2019 of non-recurring integration costs related to the Yapstone acquisition • Corporate improved $2.4 million to $6.1 million from $8.5 million Q4 2020 Income from Operations of $6.2 million increased 489.3% from $1.1 million in 2019 Increase (Decrease) in Income from Operations by Segment (dollars in millions) 12

Other Income (Expense) • Interest expense of $44.8 million increased 10.3% from $40.7 million in 2019 • Debt extinguishment and modification expense of $1.9 million includes:  $1.5 million of non-cash write-off of debt discount and issuance costs associated with the portion of the debt repaid in the third quarter 2020  $0.4 million of debt amendment fees incurred in the first quarter 2020 • Net pre-tax gain of $62.1m on sale of RentPayment is recorded in two line items  Other income of $107.2 million  Income attributable to non-controlling interests of $45.1 million • Other income, net of $596k is primarily ISO loan interest income 13 (in thousands) Fourth Quarter Full Year 2020 2019 2020 2019 Other Income (Expenses): Interest expense (9,385)$ (10,051)$ (44,839)$ (40,653)$ Debt extinguishment and modification costs - - (1,899) - Gain on sale of business - - 107,239 - Other income, net 182 187 596 710 (9,203)$ (9,864)$ 61,097$ (39,943)$ Income attributable to redeemable non-controlling interests: NCIs in gain on sale of business -$ (45,148)$ NCIs in PHOT (50) (250) (50)$ (45,398)$ Components of Full Year 2020 and 2019 Other Income (Expense)

Details of Gain on Sale of RentPayment (dollars in thousands) 14 Gross cash consideration 180,000$ Working capital adjustment (584) Net proceeds 179,416 Transaction costs (5,383) Net book value of assets sold (62,874) Segment goodwill assigned to assets sold (2,683) Other PRET intangible assets recovered in proceeds (1,237) Gain on sale of business 107,239 Gain attributable to non-controlling interests (45,148) Net pre-tax gain 62,091$ • Subject to a final working capital true-up with MRI and proceeds distribution true-up with non-controlling interests, when finalized

• Cash interest includes administrative fees of $0.4 million in 2020 and $0.8 million in 2019 Interest Expense Full Year 2020 Interest expense of $44.8 million increased by $4.2 million from $40.7 million in 2019 2020 2019 (dollars in millions) Components of Full Year Interest Expense 15 Fourth Quarter Full Year 2020 2019 2020 2019 Cash Interest 6.9$ 8.3$ 33.9$ 33.9$ PIK Interest 1.9 1.3 8.6 5.1 Amortization of OID & DIC 0.6 0.4 2.4 1.7 9.4$ 10.1$ 44.8$ 40.7$

Full Year 2020 2019 2020 2019 Unrestricted Restricted Unrestricted Restricted (dollars in thousands) Net Cash Provided by Operating Activities 47,072$ 39,364$ 15,424$ 31,648$ 10,333$ 29,031$ Net Cash (Used In) Provided By Investing Activities 166,396 (97,747) 166,396 (97,747) Net Cash (Used In) Provided By Financing Activities (175,813) 75,017 (175,813) 75,017 Net Increase (Decrease) in Cash 37,655 16,634 6,007 31,648 (12,397) 29,031 Cash at Beginning of Period 50,465 33,831 3,234 47,231 15,631 18,200 Cash at End of Period 88,120$ 50,465$ 9,241$ 78,879$ 3,234$ 47,231$ Cash Flow Full Year Comparative Cash Flows – Unrestricted & Restricted Cash Activity • Investing Activities in Full Year 2020 include:  Software development of $7.3 million  Other capital expenditures and intangible asset acquisitions of $5.8 million  Proceeds from business disposition of $179.4 million • Financing Activities in Full Year 2020 include:  Senior debt repayments of $110.5 million  Net Revolver repayments of $11.5 million  Debt issuance and modification costs of $2.7 million  Redemption of minority interests in disposed business of $51.1 million 16

17 Outstanding Debt Walk

EBITDA Walk 18 • Net leverage ratio of 5.85x at December 31, 2020 with Net Debt of $372.8 million • EBITDA adjustments are referenced to applicable clauses of the Senior Credit Facility Section 1.01 Definition